Exhibit 99.1

[LOGO] ZARLINK                                                      NEWS RELEASE
       SEMICONDUCTOR

Zarlink Semiconductor Releases Second Quarter Fiscal 2005 Results

      o Revenue up 26% year-on-year; company records net and operating profit

OTTAWA, CANADA, October 20, 2004 - Zarlink Semiconductor Inc. (NYSE/TSX:ZL) today released results for the Fiscal 2005 second quarter ended September 24, 2004, prepared in accordance with U.S. Generally Accepted Accounting Principles
(GAAP).

      Second quarter revenue was US$58.8 million, a gain of 5% from US$55.8 million in the first quarter, and up 26% from US$46.6 million in the second quarter of Fiscal 2004. Zarlink recorded revenue increases in all three of its business units, and geographically, in Europe and the Americas regions.

      The company reported a second quarter net profit of US$3.2 million, or US$0.02 per share. Included in this number is a US$2.9 million gain, relating to the receipt on July 1, 2004, of a note receivable payment from X-FAB Semiconductor Foundries AG of Erfurt, Germany. In comparison, Zarlink recorded a net loss of US$18.9 million, or US$0.15 per share for the second quarter in Fiscal 2004.

      For the first six months of Fiscal 2005, revenues reached US$114.6 million, up from US$100.3 million in the first half a year ago. Net profit for the first half was US$10.7 million. Included in this number is a US$9.9 million gain relating to the receipt of payments from X-FAB on the above-mentioned note receivable. This compares with a net loss of US$25.1 million in the first half of Fiscal 2004.

      "I am very pleased with our second quarter results, particularly in view of current conditions in the global semiconductor industry," said Patrick J. Brockett, President and Chief Executive Officer, Zarlink Semiconductor. "While we anticipate lower revenues in the third quarter because of a clearly softer global market, we will maintain our long-term strategy of investing in higher-margin growth opportunities, while continuing to aggressively manage costs."

      Gross margin improved to 46% of revenue in the second quarter, compared with 45% in the first quarter.

Review of Operations

      R&D expenses in the second quarter were US$15.6 million or 27% of revenue, compared with US$14.9 million or 27% of revenue in the first quarter. In the second quarter of Fiscal 2004, R&D expenses were US$19.2 million, or 41% of revenue.

      Selling and Administrative (S&A) expenses were US$11.0 million or 19% of revenue in the second quarter, up marginally from US$10.7 million or 19% of revenue in the first quarter. In the second quarter of Fiscal 2004, S&A expenses were US$14.2 million or 30% of revenue.

      In the Fiscal 2005 second quarter, Zarlink released 14 new products and made several important technology and customer announcements, including:

o a new digital timing chip that, when used in combination with a Zarlink analog timing chip, delivers the industry's most complete feature set and best performance for line cards used in a wide range of broadband equipment;

o the next generation of its industry-leading demodulator chip for DVB-S (digital video broadcast-satellite receivers) used worldwide;

o two new VEC (voice echo canceller) devices with advanced features that help ensure carrier-grade voice quality for packet-based and cellular networking equipment operating in high-noise environments;

o Zarlink is researching novel in-body antenna designs for medical implant devices as a partner in the "Healthy Aims" European Union Framework VI project;

o four equipment manufacturers in the United States and Korea - Comtec Systems, Eagle Telephonics, Intronics Inc. and Rivertree Networks - are developing a range of networking equipment based on Zarlink's market-leading Circuit Emulation Services-over-Packet processors; and

o Beko, a leading European television manufacturer headquartered in Turkey, is using Zarlink's digital TV processor for a new line of integrated digital televisions.

Fiscal 2005 Third Quarter Guidance

      Due to the broad-based slowdown in the world's semiconductor industry, Zarlink is forecasting that revenues will decline to between US$49 million and US$52 million in the Fiscal 2005 third quarter. Ninety-day opening order backlog at the beginning of the third quarter was US$37 million, seasonally down from US$44 million at the start of the second quarter, but up US$9 million from the same period in Fiscal 2004. Based on this guidance, Zarlink expects to record a third quarter net loss of US$0.01 to US$0.03 per share.

About Zarlink Semiconductor

      For almost 30 years, Zarlink Semiconductor has delivered semiconductor solutions that drive the capabilities of voice, enterprise, broadband and wireless communications. The Company's success is built on its technology strengths including voice and data networks, consumer and ultra low-power communications, and high-performance analog. For more information, visit www.zarlink.com.

      Shareholders and other individuals wishing to receive, free of charge, copies of the Annual and Quarterly Reports - including the Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission and Regulatory Authorities - should visit the Company's web site at www.zarlink.com or contact investor relations.

      Certain statements in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the risks discussed in documents filed by the Company with the Securities and Exchange Commission. Investors are encouraged to consider the risks detailed in those filings.

An open conference call for analysts will be held today beginning at 5:00 p.m. Investors, media and other interested parties are listen-only. Please dial 1-800-814-4857 or 613-287-8027. A live audio webcast is through www.newswire.ca (Canada NewsWire) or via the Company's website at www.zarlink.com. The replay number for the call is 1-877-289-8525 (passcode 21097014#) or 416-640-1917 (passcode 21097014#). The replay is available until midnight, November 3, 2004.

For further information:

Michael Salter                              Mike McGinn
Corporate Communications                    Investor Relations
613 270-7115                                613 270-7210
michael.salter@zarlink.com                  mike.mcginn@zarlink.com

                           Zarlink Semiconductor Inc.
                  CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA
        (in millions of U.S dollars, except per share amounts, U.S. GAAP)
                                   (Unaudited)

                                                                  Three months ended                          Six months ended
                                                       Sept. 24,        June 25,        Sept. 26,        Sept. 24,        Sept. 26,
                                                         2004             2004             2003             2004             2003
                                                       ---------------------------------------------------------------------------
Revenue                                                $  58.8          $  55.8          $  46.6          $ 114.6          $ 100.3
Cost of revenue                                           32.0             30.6             27.2             62.6             55.3
                                                       ---------------------------------------------------------------------------
Gross margin                                              26.8             25.2             19.4             52.0             45.0
                                                       ---------------------------------------------------------------------------
Expenses:
  Research and development                                15.6             14.9             19.2             30.5             38.4
  Selling and administrative                              11.0             10.7             14.2             21.7             25.8
  Asset impairment and other                                --               --              5.3               --              5.3
  Gain on sale of business                                (2.9)            (7.0)              --             (9.9)              --
                                                       ---------------------------------------------------------------------------
                                                          23.7             18.6             38.7             42.3             69.5
                                                       ---------------------------------------------------------------------------
Operating income (loss)
  from operations                                          3.1              6.6            (19.3)             9.7            (24.5)
Interest income                                            0.2              0.2              0.3              0.4              0.6
Foreign exchange gain
  (loss)                                                  (0.1)            (0.3)             0.1             (0.4)            (0.9)
Interest expense                                            --               --             (0.3)              --             (0.3)
                                                       ---------------------------------------------------------------------------
Income (loss) from
  operations before
  income taxes                                             3.2              6.5            (19.2)             9.7            (25.1)
Income tax recovery                                         --              1.0              0.3              1.0               --
                                                       ---------------------------------------------------------------------------

Net income (loss) for
  the period                                           $   3.2          $   7.5          $ (18.9)         $  10.7          $ (25.1)
                                                       ===========================================================================

Net income (loss)
  attributable to common
  shareholders after
  preferred share dividends                            $   2.7          $   7.0          $ (19.4)         $   9.7          $ (26.1)
                                                       ===========================================================================

Net income (loss) per
  common share:
    Basic and diluted                                  $  0.02          $  0.05          $ (0.15)         $  0.08          $ (0.20)
                                                       ===========================================================================

Weighted average number
  of common shares
  outstanding (millions):
    Basic                                                127.3            127.3            127.3            127.3            127.3
                                                       ===========================================================================
    Diluted                                              127.3            127.5            127.3            127.4            127.3
                                                       ===========================================================================

Percentage of revenue:
    Gross margin                                            46%              45%              42%              45%              45%
    Research and development                                27%              27%              41%              27%              38%
    Selling and administrative                              19%              19%              30%              19%              26%

                           Zarlink Semiconductor Inc.
                   CONSOLIDATED STATEMENTS OF CASH FLOWS DATA
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

                                                                     Three months ended                         Six months ended
                                                           Sept. 24,        June 25,       Sept. 26,       Sept. 24,       Sept. 26,
                                                             2004            2004            2003            2004            2003
                                                           -------------------------------------------------------------------------
CASH PROVIDED BY (USED IN)
Operating activities:
  Net income (loss) for
    the period                                               $ 3.2           $ 7.5           $(18.9)         $10.7          $(25.1)
  Depreciation and
    amortization                                               2.3             2.3             3.8             4.6             7.7
  Other non-cash changes
    in operating activities                                   (2.7)           (7.0)            5.8            (9.7)            6.8
  Stock compensation expense                                    --             0.1              --             0.1              --
  Deferred income taxes                                       (0.4)            0.2            (0.9)           (0.2)           (0.8)
  Decrease (increase) in
    working capital:
      Trade accounts and
        other receivables                                      1.6            (6.5)            1.8            (3.9)           (5.6)
      Inventories                                              0.6            (4.3)            1.5            (3.7)            2.3
      Prepaid expenses
        and other                                              1.6            (2.8)            0.3            (2.2)           (2.7)
      Payables and accrued
        liabilities                                           (3.8)            0.6            (1.4)           (3.2)           (0.1)
      Deferred credits                                        (0.3)           (0.1)             --            (0.4)           (0.2)
                                                             ---------------------------------------------------------------------
Total                                                          2.1           (10.0)           (8.0)           (7.9)          (17.7)
                                                             ---------------------------------------------------------------------
Investing activities:
  Purchased short-term
    investments                                                 --           (54.6)          (12.8)          (54.6)          (75.1)
  Matured short-term
    investments                                                7.4            54.8            39.9            62.2           129.4
  Expenditures for fixed
    and other assets                                          (1.6)           (0.4)           (2.0)           (2.0)           (3.2)
  Proceeds from disposal
    of fixed and other assets                                  0.4              --             0.2             0.4             0.6
  Proceeds from repayment
    of note receivable                                         2.9             7.0              --             9.9              --
                                                             ---------------------------------------------------------------------
Total                                                          9.1             6.8            25.3            15.9            51.7
                                                             ---------------------------------------------------------------------
Financing activities:
  Repayment of capital
    lease liabilities and
    long term debt                                              --            (0.1)           (0.2)           (0.1)           (0.4)
  Payment of dividends on
    preferred shares                                          (0.5)           (0.5)           (0.5)           (1.0)           (1.0)
  Repurchase of preferred
    shares                                                      --              --            (0.1)             --            (0.5)
  Decrease in restricted
    cash                                                        --              --             0.6              --             0.6
                                                             ---------------------------------------------------------------------
Total                                                         (0.5)           (0.6)           (0.2)           (1.1)           (1.3)
                                                             ---------------------------------------------------------------------
Effect of currency
  translation on cash and
  cash equivalents                                              --             0.1             0.1             0.1             0.2
                                                             ---------------------------------------------------------------------
Increase (decrease) in
  cash and cash equivalents                                   10.7            (3.7)           17.2             7.0            32.9

Cash and cash equivalents,
  beginning of period                                         23.3            27.0            39.2            27.0            23.5
                                                             ---------------------------------------------------------------------
Cash and cash equivalents,
  end of period                                              $34.0           $23.3           $56.4           $34.0          $ 56.4
                                                             =====================================================================

                           Zarlink Semiconductor Inc.
                         CONSOLIDATED BALANCE SHEET DATA
                    (in millions of U.S. dollars, U.S. GAAP)

                                                                               Sept. 24,         June 25,         March 26,
                                                                                 2004              2004             2004
                                                                              ---------------------------------------------
                                                                              (Unaudited)       (Unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                                                      $ 34.0            23.3             $ 27.0
  Short-term investments                                                           47.2            54.6               54.8
  Restricted cash                                                                  10.0            10.0               10.0
  Trade accounts receivable - net                                                  26.4            29.2               24.1
  Other receivables                                                                 4.6             4.3                2.9
  Note receivable                                                                   0.1             0.1                0.1
  Inventories                                                                      24.4            25.1               20.8
  Prepaid expenses and other                                                        6.6             7.3                4.5
                                                                                 -----------------------------------------
                                                                                  153.3           153.9              144.2
Fixed assets - net                                                                 38.2            40.0               41.1
Deferred income tax assets - net                                                    7.7             7.3                7.5
Other assets - net                                                                  4.6             4.6                4.6
                                                                                 -----------------------------------------
                                                                                 $203.8          $205.8             $197.4
                                                                                 =========================================
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Trade accounts payable                                                         $ 17.1          $ 20.5             $ 15.0
  Employee-related accruals                                                        10.1            10.2               11.1
  Income and other taxes payable                                                    7.1             7.0                7.9
  Provisions for exit activities                                                    1.4             1.5                2.7
  Other accrued liabilities                                                         8.4             9.4               10.9
  Deferred credits                                                                  0.2             0.6                0.7
  Current portion of long-term debt                                                  --             0.1                0.1
                                                                                 -----------------------------------------
                                                                                   44.3            49.3               48.4
Long-term debt                                                                      0.1             0.1                0.1
Pension liabilities                                                                17.3            16.9               16.7
                                                                                 -----------------------------------------
                                                                                   61.7            66.3               65.2
                                                                                 -----------------------------------------
Redeemable preferred shares,
  unlimited shares authorized;
  1,377,100 shares issued and
  outstanding                                                                      17.6            17.6               17.6
                                                                                 -----------------------------------------
Shareholders' equity:
Common shares, unlimited shares
  authorized; no par value;
  127,308,973 shares issued and
  outstanding                                                                     768.4           768.4              768.4
  Additional paid-in capital                                                        2.4             2.4                2.3
  Deficit                                                                        (613.8)         (616.5)            (623.5)
  Accumulated other comprehensive loss                                            (32.5)          (32.4)             (32.6)
                                                                                 -----------------------------------------
                                                                                  124.5           121.9              114.6
                                                                                 -----------------------------------------
                                                                                 $203.8          $205.8             $197.4
                                                                                 =========================================

                           Zarlink Semiconductor Inc.
                             SUPPLEMENTARY SCHEDULES
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

Cash, Cash Equivalents, Short-Term Investments and Restricted Cash

As a supplementary measure to effectively manage the Company's total cash assets, management combines its cash and cash equivalents, short-term investments and restricted cash to represent the Company's total portfolio of cash assets. Short-term investments comprise highly liquid low risk debt instruments that are held to maturity with terms of not greater than one year, but generally for much shorter periods. Restricted cash consists of cash pledged with a bank as collateral for various letters of credit. In this supplementary schedule, investing activities exclude items related to purchased short-term investments and matured short-term investments; financing activities exclude the hypothecation of cash under letters of credit; and the effect of currency translation is calculated on all cash assets. A detailed reconciliation to arrive at the supplementary measure of cash, cash equivalents, short-term investments and restricted cash is presented below as part of this earnings press release. Readers are cautioned that cash, cash equivalents, short-term investments and restricted cash combined together do not have any standardized meaning prescribed by GAAP and is therefore unlikely to be comparable to similar measures prescribed by other companies. These indicators should not be considered as a substitute or alternative for the consolidated statements of cash flows.

                                                                   Three Months Ended                         Six Months Ended
                                                       Sept. 24,        June 25,        Sept. 26,        Sept. 24,        Sept. 26,
                                                         2004             2004            2003              2004            2003
                                                       ----------------------------------------------------------------------------
Cash and cash equivalents,
  beginning of period                                  $  23.3          $  27.0          $  39.2          $  27.0          $  23.5
Short-term investments,
  beginning of period                                     54.6             54.8             62.3             54.8             89.5
Restricted cash, beginning
  of period                                               10.0             10.0              6.2             10.0              6.2
                                                       ---------------------------------------------------------------------------
Cash, cash equivalents,
  short-term investments
  and restricted cash,
  beginning of period                                     87.9             91.8            107.7             91.8            119.2
                                                       ---------------------------------------------------------------------------
Cash provided by (used in):
  Operating activities,
    before changes in
    working capital                                        2.4              3.1            (10.2)             5.5            (11.4)
  Changes in working capital                              (0.3)           (13.1)             2.2            (13.4)            (6.3)
                                                       ---------------------------------------------------------------------------
Operating activities                                       2.1            (10.0)            (8.0)            (7.9)           (17.7)

Investing activities                                       1.7              6.6             (1.8)             8.3             (2.6)

Financing activities                                      (0.5)            (0.6)            (0.8)            (1.1)            (1.9)
                                                       ---------------------------------------------------------------------------
Cash inflows (outflows)
  before the effect of
  currency translation on
  cash, cash equivalents,
  short-term investments
  and restricted cash                                      3.3             (4.0)           (10.6)            (0.7)           (22.2)
                                                       ---------------------------------------------------------------------------
Effect of currency
  translation on cash,
  cash equivalents,
  short-term investments
  and restricted cash                                       --              0.1              0.1              0.1              0.2
                                                       ---------------------------------------------------------------------------
Cash, cash equivalents,
  short-term investments
  and restricted cash, end
  of period                                            $  91.2          $  87.9          $  97.2          $  91.2          $  97.2
                                                       ===========================================================================
Represented by:
  Cash and cash equivalents,
    end of period                                      $  34.0          $  23.3          $  56.4          $  34.0          $  56.4
  Short-term investments,
    end of period                                         47.2             54.6             35.2             47.2             35.2
  Restricted cash, end
    of period                                             10.0             10.0              5.6             10.0              5.6
                                                       ---------------------------------------------------------------------------
                                                       $  91.2          $  87.9          $  97.2          $  91.2          $  97.2
                                                       ===========================================================================

                           Zarlink Semiconductor Inc.
                             SUPPLEMENTARY SCHEDULES
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

Product Information

Revenue, by product, was distributed as follows:

                                                                                                        Three Months Ended
                                                                                             Sept. 24,       June 25,      Sept. 26,
                                                                                               2004           2004           2003
                                                                                             ---------------------------------------
Network Communications                                                                        $ 26.9         $ 25.9         $ 25.0
Consumer Communications                                                                         20.6           19.2           13.8
Ultra Low-Power Communications                                                                  11.3           10.7            7.8
                                                                                              ------------------------------------
Total                                                                                         $ 58.8         $ 55.8         $ 46.6
                                                                                              ====================================

                                                                                                                Six Months Ended
                                                                                                            Sept. 24,      Sept. 26,
                                                                                                              2004           2003
                                                                                                            ------------------------
Network Communications                                                                                       $ 52.8         $ 54.3
Consumer Communications                                                                                        39.8           27.2
Ultra Low-Power Communications                                                                                 22.0           18.8
                                                                                                             ---------------------
Total                                                                                                        $114.6         $100.3
                                                                                                             =====================

Geographic Information:

Revenue,   based  on  the  geographic  location  of  Zarlink's  customers,   was
distributed as follows:

                                            Three Months                Three Months                 Three Months
                                               Ended          % of          Ended          % of         Ended            % of
                                           Sept. 24, 2004     Total     June 25, 2004      Total    Sept. 26, 2003       Total
                                           --------------     -----     -------------      -----    --------------       -----
Asia - Pacific                                 $24.0            41%         $24.0           43%          $17.7             38%
Europe                                          18.4            31           16.0           29            13.7             29
Americas                                        16.4            28           15.8           28            15.2             33
                                               -----           ---          -----          ---           -----            ---
                                               $58.8           100%         $55.8          100%          $46.6            100%
                                               =====           ===          =====          ===           =====            ===

                                                                          Six Months                  Six Months
                                                                           Ended           % of         Ended            % of
                                                                       Sept. 24, 2004      Total    Sept. 26, 2003       Total
                                                                       --------------      -----    --------------       -----
Asia - Pacific                                                             $ 48.0           42%         $ 40.2             40%
Europe                                                                       34.4           30            30.5             30
Americas                                                                     32.2           28            29.6             30
                                                                           ------          ---          ------            ---
                                                                           $114.6          100%         $100.3            100%
                                                                           ======          ===          ======            ===

                           Zarlink Semiconductor Inc.
                             SUPPLEMENTARY SCHEDULES
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

Information on Business Segments

Three Months                                                 Network          Consumer      Ultra Low-Power   Unallocated
Ended Sept. 24, 2004                                      Communications   Communications    Communications    Recoveries    Total
                                                          --------------   --------------   ---------------   -----------   -------
Revenue                                                       $26.9            $20.6              $11.3          $  --       $58.8

Depreciation of buildings and equipment                         1.1              0.8                0.4             --         2.3
Gain on sale of foundry business                                 --               --                 --           (2.9)       (2.9)
Segment's operating income (loss)                               3.0             (1.8)              (1.0)           2.9         3.1

Three Months                                                 Network          Consumer      Ultra Low-Power   Unallocated
Ended June 25, 2004                                       Communications   Communications    Communications    Recoveries    Total
                                                          --------------   --------------   ---------------   -----------   -------
Revenue                                                       $25.9            $19.2              $10.7          $  --       $55.8

Depreciation of buildings and equipment                         1.0              0.8                0.5             --         2.3
Gain on sale of foundry business                                 --               --                 --           (7.0)       (7.0)
Segment's operating income (loss)                               2.1             (2.0)              (0.5)           7.0         6.6

Three Months                                                 Network          Consumer      Ultra Low-Power   Unallocated
Ended Sept. 26, 2003                                      Communications   Communications    Communications    Recoveries    Total
                                                          --------------   --------------   ---------------   -----------   -------
Revenue                                                       $25.0            $13.8              $ 7.8          $  --       $46.6

Depreciation of buildings and equipment                         1.9              1.0                0.4             --         3.3
Asset impairment and other                                      3.0              1.9                0.4             --         5.3
Segment's operating loss                                      (10.7)            (6.6)              (2.0)            --       (19.3)

Six Months                                                   Network          Consumer      Ultra Low-Power   Unallocated
Ended Sept. 24, 2004                                      Communications   Communications    Communications    Recoveries    Total
                                                          --------------   --------------   ---------------   -----------   -------
Revenue                                                       $52.8            $39.8              $22.0          $  --       $114.6

Depreciation of buildings and equipment                         2.1              1.6                0.9             --          4.6
Gain on sale of foundry business                                 --               --                 --           (9.9)        (9.9)
Segment's operating income (loss)                               5.1             (3.8)              (1.5)           9.9          9.7

Six Months                                                   Network          Consumer      Ultra Low-Power   Unallocated
Ended Sept. 26, 2003                                      Communications   Communications    Communications    Recoveries    Total
                                                          --------------   --------------   ---------------   -----------   -------
Revenue                                                       $54.3            $27.2              $18.8          $  --       $100.3

Depreciation of buildings and equipment                         3.7              2.1                1.1             --          6.9
Asset impairment and other                                      3.0              1.9                0.4             --          5.3
Segment's operating loss                                      (12.4)           (11.1)              (1.0)            --        (24.5)